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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)   April 9, 2007


                                   NEXEN INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     CANADA
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                 (State or Other Jurisdiction of Incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)


             801 - 7TH AVENUE S.W.
           CALGARY, ALBERTA, CANADA                              T2P 3P7
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     (Address of Principal Executive Offices)                   (Zip Code)


                                 (403) 699-4000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(D)   DEPARTURE  OF  DIRECTORS  OR  CERTAIN   OFFICERS;   ELECTION  OF
               DIRECTORS;   APPOINTMENT  OF  CERTAIN   OFFICERS;   COMPENSATORY
               ARRANGEMENTS OF CERTAIN OFFICERS.

               On April 9, 2007, the board of directors (the "Board") of Nexen Inc. (the "Company") appointed Brendon Muller to be Controller of the Company, effective April 9, 2007. Mr. Muller will be replacing Michael Harris, who held the position on an interim basis after being appointed as division Vice President, Investor Relations and Corporate Communications.

               After graduating from the University of Calgary with a Bachelor of Commerce degree in 1992, Mr. Muller worked for Doane Raymond Chartered Accountants and obtained his Chartered Accounting designation in 1995. Before receiving his designation, Mr. Muller relocated to Bermuda in 1994 as a senior auditor with Ernst & Young and quickly progressed to management positions within two other financial service firms. He spent seven years in Bermuda before returning to Calgary and joining Nexen in the position of Team Lead, Corporate Accounting in March 2002. Since November 2003, Mr. Muller has held the position of Manager, Corporate External Reporting, reporting to the Controller. Mr. Muller is 38 years old.

               The Board approved a grant of 10,000 Tandem Options under the Tandem Option Plan to Mr. Muller effective April 9, 2007.

               On April 9, 2007, the Company entered into an Indemnification Agreement with Mr. Muller in connection with his appointment as Controller, which is attached hereto as Exhibit 10.48 and incorporated by reference herein. Pursuant to the terms of the Indemnification Agreement, Mr. Muller is entitled to be indemnified by the Company for any liabilities, damages, costs, charges and expenses (including, without limitation, court fees, legal expenses and witness fees), including an amount paid to settle an action or satisfy a judgment or any fine or penalty levied, reasonably incurred by him in respect of any civil, criminal, administrative, investigative or other action, proceeding or inquiry of any nature, to which he is, directly or indirectly, a party by reason of being or having been a director or officer of the Corporation or any entity where Mr. Muller acted as a director or officer or similar capacity at the request of the Company (together with the Company, a "Corporation") if (i) Mr. Muller acted honestly and in good faith with a view to the best interests of the Corporation; and (ii) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, Mr. Muller had reasonable grounds for believing that his conduct was lawful.

               Notwithstanding   the   foregoing,   Mr.  Muller  shall  not  be
indemnified with respect of an action by or on behalf of a Corporation to procure a judgment in its favour.

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ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)   Exhibits


Exhibit
Number                         Description
--------     ------------------------------------------------------------------
   10.48     Indemnification Agreement, dated April 9, 2007, between Nexen Inc.
             and Brendon Muller.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: April 12, 2007

                                     NEXEN INC.



                                     By: /s/ John B. McWilliams, Q.C.
                                         -------------------------------------
                                         Name:  John B. McWilliams, Q.C.
                                         Title: Senior Vice President, General
                                                Counsel and Secretary




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                                 EXHIBIT INDEX



Exhibit Number                            Title
--------------   --------------------------------------------------------------
         10.48   Indemnification  Agreement, dated April 9, 2007, between Nexen
                 Inc. and Brendon Muller.







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